UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

FINANCIAL INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
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FINANCIAL INVESTORS TRUST Emerald Growth Fund Emerald Insights Fund

January 4, 2021

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of the Emerald Growth Fund and the Emerald Insights Fund (each a Fund” and collectively, the “Funds”), each a series of the Financial Investors Trust (the “Trust”), at a meeting to be held on February 15, 2021 (the “Meeting”). During the Meeting, the shareholders of each Fund will vote separately on a proposal (the “Proposal”) to approve the modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”).

Please review the Proxy Statement and cast your vote on the Proposal. After consideration of the Proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the Proposal. The Board of Trustees recommends that you vote FOR the Proposal.

Proposal for Emerald Growth Fund:

The current Industry Limitation states that the Fund will not:

Purchase securities which would cause 15% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The proposed Industry Limitation states that the Fund will not:

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

Proposal for Emerald Insights Fund:

The current Industry Limitation states that the Fund will not:

Purchase securities which would cause 20% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The proposed Industry Limitation states that the Fund will not:

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The Proposal is discussed in detail in the enclosed Proxy Statement.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the Proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call AST Fund Solutions, LLC, our proxy solicitation firm, at 877-679-4107.

Very truly yours,

Bradley J. Swenson

President of Financial Investors Trust

The Board of Trustees are sensitive to the health and travel concerns of the Funds’ Shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from COVID-19, the Meeting will be conducted telephonically. Any Shareholder wishing to participate in the Meeting by means of telephone can do so. If you were a record holder of Fund shares as of December 9, 2020, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on February 14, 2021 to register. Please include the Fund’s name in the subject line and provide your name, address and control number included on your ballot in the body of the e-mail. AST will then e-mail you the meeting login information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of December 9, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on February 14, 2021 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of December 9, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

In light of uncertainties relating to COVID-19, the Trust reserves the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Trust will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to Shareholders or otherwise amend the Funds’ proxy materials. Although no decision has been made, the Trust may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Trust plans to announce these changes, if any, at www.emeraldmutualfunds.com, and encourages you to check this website prior to the Meeting.

FINANCIAL INVESTORS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
February 15, 2021

1290 Broadway, Suite 1000
Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Emerald Growth Fund and the Emerald Insights Fund (each a Fund” and collectively, the “Funds”), each a series of Financial Investors Trust (the “Trust”), will be held telephonically via conference call, on February 15, 2021 at 10:00 a.m. Mountain time.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.	(For each Fund in which the shareholder holds shares) To approve a modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”) (the “Proposal”);

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of a Fund as of the close of business on December 9, 2020 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Funds, or by voting in person at the Meeting.

Proposal for Emerald Growth Fund:

The current Industry Limitation states that the Fund will not:

Purchase securities which would cause 15% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The proposed Industry Limitation states that the Fund will not:

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

Proposal for Emerald Insights Fund:

The current Industry Limitation states that the Fund will not:

Purchase securities which would cause 20% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The proposed Industry Limitation states that the Fund will not:

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

We urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Financial Investors Trust, on behalf of the Funds

Karen S. Gilomen

Secretary
January 4, 2021

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on February 15, 2021 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at vote.proxyonline.com. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 877-679-4107. Copies of each Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with each Fund’s annual report. You may request a copy of the annual report by calling 855-828-9909 or by visiting the Funds’ website at www.emeraldmutualfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.

(For each Fund in which the shareholder holds shares) To approve a modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in a Fund and have the right to vote on this very important proposal concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Each Fund will bear their respective costs related to this proxy statement. For expenses not directly applicable to a single Fund, those expenses will be allocated between the Funds based on based on the proportional net assets of each Fund.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on December 9, 2021 (the “Record Date”), you are entitled to vote with respect to the Proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held by telephone via conference call, on February 15, 2021 at 10:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the Proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Funds, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of each Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call 855-828-9909, or write to ALPS Fund Services, Inc., P.O. Box 8556, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, LLC, our proxy solicitation firm, toll free at 877-679-4107.

Proposal

Q. What is happening?

A. Emerald Mutual Fund Advisers Trust, the Funds’ investment adviser (“Emerald” or the “Adviser”), discussed with the Board of the Trust the Adviser’s belief that the current Industry Limitation for each Fund prevents the Funds from being as fully invested as the Funds’ portfolio managers recommend. After consideration, the Board agreed that it would be in the best interests of each Fund and its shareholders to modify the Industry Limitation. The Board approved the modification of the Industry Limitation at its quarterly meeting in December 2020. You are receiving this Proxy Statement because the Proposal requires shareholder approval in addition to the approval of the Board.

Q. How does the modification of the Industry Limitation affect my account with the Fund?

A. If approved, following the change to the Funds’ Industry Limitations, you still own the same number of shares in the applicable Fund(s).

Q. How does the modification of the Industry Limitation affect each Fund’s investment objectives, strategies and policies?

A. Each Fund’s investment objective will remain the same and each Fund’s principal investment strategies and investment policies will remain substantially the same.

Q. How does the Proposal affect the officers of the Trust and the composition of the Board?

A. The Proposal has no impact on the officers of the Trust or the composition of the Board.

Q. Will the Funds pay for the consent solicitation and related legal costs?

A. Yes, the Funds will bear their respective costs related to this proxy statement. For expenses not directly applicable to a single Fund, those expenses will be allocated between the Funds based on based on the proportional net assets of each Fund.

Q. What will happen if shareholders do not approve the Proposal?

A. If shareholders holding a majority of the outstanding shares of each Fund do not consent to approve the Proposal, Emerald will continue to manage the Fund with the current Industry Limitation in place, but will not be able to invest the Fund’s portfolio in a manner that Emerald believes would be most beneficial to the Fund and its shareholders. The approval of the Proposal with respect to one Fund is not contingent on the shareholders of both Funds approving their respective Proposals, meaning that if the Proposal is approved by the shareholders of one Fund but not the other Fund, the Fund that received shareholder approval will still implement the changes to that Fund’s Industry Limitations.

Q. What is the Board’s recommendation?

A. After careful consideration, the Board unanimously recommends that shareholders of each Fund consent to approve the Proposal for that Fund.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST Emerald Growth Fund Emerald Insights Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on February 15, 2021

1290 Broadway
Suite 1000
Denver, Colorado 80203

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), on behalf of the Emerald Growth Fund and the Emerald Insights Fund (each a “Fund”, and collectively the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held via telephone conference on February 15, 2021 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about January 5, 2021 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) and/or its affiliates (iii) by officers, employees and agents of the Funds’ administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (iv) AST Fund Solutions, LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

Fund	Proposal
Emerald Growth Fund	To approve a modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”) (the “Proposal”).
Emerald Insights Fund	To approve a modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”) (the “Proposal”).

The Board of Trustees has set the close of business on December 9, 2020 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all classes of a Fund will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Emerald Growth Fund	42,356,569.929
Emerald Insights Fund	1,003,690.021

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

General Overview

PROPOSAL: APPROVAL OF THE MODIFICATION OF INDUSTRY CONCENTRATION

Emerald Growth Fund

Shareholders are being asked to approve the Proposal. Under the Proposal, the 15% limitation in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) will be modified to 25%. The Board unanimously has approved the modification of the Industry Limitation and has approved submitting the Proposal to shareholders of the Fund for approval.

Industry Limitation

The Fund’s current Industry Limitation, included in the “Investment Limitations – Fundamental Investment Restrictions” section of the Fund’s Statement of Additional Information, states that the Fund will not:

Purchase securities which would cause 15% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The Fund’s portfolio managers and the Board, in part based on the recommendation of the Adviser, believe it is in the best interests of the Fund and its shareholders to allow the Fund to invest up to 25% of the total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities). Accordingly, the Board is requesting that the shareholders of the Fund approve the adoption of the following modified Industry Limitation stating that the Fund will not:

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

Emerald Insights Fund

Shareholders are being asked to approve the Proposal. Under the Proposal, the 20% limitation in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) will be modified to 25%. The Board unanimously has approved the modification of the Industry Limitation and has approved submitting the Proposal to shareholders of the Fund for approval.

Industry Limitation

The Fund’s current Industry Limitation, included in the “Investment Limitations – Fundamental Investment Restrictions” section of the Fund’s Statement of Additional Information, states that the Fund will not:

Purchase securities which would cause 20% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

The Fund’s portfolio managers and the Board, in part based on the recommendation of the Adviser, believe it is in the best interests of the Fund and its shareholders to allow the Fund to invest up to 25% of the total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities). Accordingly, the Board is requesting that the shareholders of the Fund approve the adoption of the following modified Industry Limitation stating that the Fund will not:

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

Information about Other Service Providers

Investment Adviser, Administrator, Distributor and Transfer Agent

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC, the former investment advisor to these Funds, and is located at the same address as that of Emerald.

ALPS Fund Services, Inc. 1290 Broadway, Suite 1000, Denver, Colorado, 80203, serves as administrator and transfer agent to the Funds. ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, serves as distributor of the Funds’ shares.

General Information

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Emerald Growth Fund	42,356,569.929
Emerald Insights Fund	1,003,690.021

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Funds:

Emerald Growth Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	National Financial Services, LLC Boston, MA	22.54%	Record
Class A Shares	Charles Schwab & Co., Inc. San Francisco, CA	16.69%	Record
Class A Shares	Pershing LLC Jersey City, NJ	11.36%	Record
Class A Shares	Wells Fargo Advisors, LLC Saint Louis, MO	6.18%	Record
Class C Shares	Wells Fargo Advisors, LLC Saint Louis, MO	41.59%	Record
Class C Shares	RBC Capital Markets, LLC Minneapolis, MN	10.08%	Record
Class C Shares	Morgan Stanely Smith Barney LLC New York, NY	14.08%	Record
Class C Shares	UBS Financial Services, Inc. Weehawken, NJ	8.64%	Record
Class C Shares	National Financial Services, LLC Boston, MA	5.36%	Record
Institutional Class Shares	Lincoln Financial Advisors Corp Fort Wayne, IN	5.46%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	7.73%	Record
Institutional Class Shares	National Financial Services, LLC Boston, MA	47.86%	Record
Institutional Class Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	6.02%	Record
Institutional Class Shares	GWFS Equities, Inc. Greenwood Village, CO	5.28%	Record
Investor Shares	National Financial Services, LLC Boston, MA	23.78%	Record
Investor Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	64.37%	Record

Emerald Insights Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Pershing LLC Jersey City, NJ	95.41%	Record
Class C Shares	National Financial Services, LLC Boston, MA	17.14%	Record
Class C Shares	RBC Capital Markets, LLC Minneapolis, MN	81.55%	Record
Institutional Class Shares	Pershing LLC Jersey City, NJ	18.62%	Record
Institutional Class Shares	GWFS Equities, Inc. Greenwood Village, CO	39.04%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	33.40%	Record
Investor Shares	National Financial Services, LLC Boston, MA	5.64%	Record

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds.

Any person owning more than 25% of the outstanding shares of the Funds may be deemed to control it.

Other Information

During the most recent fiscal year ended April 30, 2020, no commissions were paid by the Funds to a broker affiliated with Emerald.

Payment of Solicitation Expenses

Each Fund will pay its respective costs related to the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. For expenses not directly applicable to a single Fund, those expenses will be allocated between the Funds based on based on the proportional net assets of each Fund. AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $135,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials, legal costs, or the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. If a greater solicitation effort is required, the solicitation costs would be higher.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Funds has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 855-828-9909 or send notice to P.O. Box 8556, Denver, Colorado 80201.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 855-828-9909, write to ALPS Fund Services, Inc., P.O. Box 8556, Denver, Colorado 80201, or visit www.emeraldmutualfunds.com.

Voting Information

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of each Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person (physically or via remote communication) or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

The presence of a quorum alone, however, is not sufficient to approve the Proposal (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the Proposal have not been received or in the discretion of such persons, the shareholder present in person or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Funds as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Funds. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST Fund Solutions, LLC toll free at 877-679-4107. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 5:00 p.m. Eastern time.

PROXY CARD

EMERALD MUTUAL FUNDS
DRIVEN BY RESEARCH

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Got to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

***VOTER PROFILE*:**

Voter ID: 12293222 Security ID: 123456Y204
Shares to Vote: **confidential** Household ID: 233922232
***please call the phone number to the right for more information*

BY PHONE:

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(877) 679-4107

VOTER CONTROL NUMBER:
1234 5678 2322

***VOTE REGISTERED TO*:**

THOMAS NADER
AST FUND SOLUTIONS
48 WALL STREET, 22ND FLOOR
NEW YORK, NY 10005

BY MAIL:

Complete the reverse side of this provided.

USPS Postage-Paid Envelope

EMERALD GROWTH FUND

a series of the Financial Investors Trust

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen and Jennifer Craig, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Emerald Growth Fund (the "Fund"), a series of the Financial Investors Trust (the "Trust"), at a meeting to be held as a virtual meeting on February 15, 2021 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (877) 679-4107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 15, 2021. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/Emerald/docs/Proxy2021.pdf

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PROXY CARD

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Got to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(877) 679-4107

BY MAIL:

Complete the reverse side of this provided.

USPS Postage-Paid Envelope

***VOTER PROFILE*:**

Voter ID: 12293222 Security ID: 123456Y204
Shares to Vote: **confidential** Household ID: 233922232
***please call the phone number to the right for more information*

VOTER CONTROL NUMBER:
1234 5678 2322

***VOTE REGISTERED TO*:**

THOMAS NADER
AST FUND SOLUTIONS
48 WALL STREET, 22ND FLOOR
NEW YORK, NY 10005

EMERALD INSIGHTS FUND

a series of the Financial Investors Trust

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen and Jennifer Craig, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Emerald Insights Fund (the "Fund"), a series of the Financial Investors Trust (the "Trust"), at a meeting to be held as a virtual meeting on February 15, 2021 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (877) 679-4107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 15, 2021. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/Emerald/docs/Proxy2021.pdf

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